Fourth Quarter & Full-Year Fiscal 2020 Results

August 20, 2020

DISCLAIMER

Forward-Looking Statements and Non-GAAP Financial Measures

This presentation includes "forward-looking statements" within the meaning of the federal securities laws, which involve risks and uncertainties. Forward-looking statements include all statements that do not relate solely to historical or current facts, and you can identify forward-looking statements because they contain words such as "believes," "expects," "may," "will," "outlook," "should," "seeks," "intends," "trends," "plans," "estimates," "projects" or "anticipates" or similar expressions that concern our strategy, plans, expectations or intentions. All statements made relating to our estimated and projected earnings, margins, costs, expenditures, cash flows, growth rates and financial results are forward-looking statements. These forward-looking statements are subject to risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward looking statements. We derive many of our forward-looking statements from our operating budgets and forecasts, which are based upon many detailed assumptions. While we believe that our assumptions are reasonable, it is very difficult to predict the effect of known factors and is impossible to anticipate all factors that could affect our actual results. Given the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be realized. Important factors could affect our results and could cause results to differ materially from those expressed in our forward-looking statements, including but not limited to the factors discussed in the section entitled "Risk Factors" in our filings with the Securities and Exchange Commission (the "SEC"). All subsequent written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by these cautionary statements. Any forward-looking statement that we make herein speaks only as of the date of this presentation. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as required by law.

Included in this presentation are certain non-GAAP financial measures, such as Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income (Loss), Adjusted (Diluted) Earnings Per Share, Net Debt, Net Leverage and Free Cash Flow designed to complement the financial information presented in accordance with U.S. GAAP because management believes such measures are useful to investors. These non-GAAP financial measures should be considered only as supplemental to, and not superior to, financial measures provided in accordance with GAAP. Please refer to the appendix of this presentation for a reconciliation of the historical non-GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with GAAP. Reconciliations of the non-GAAP measures used in this presentation are included or described in the tables attached to the appendix. Because GAAP financial measures on a forward-looking basis are not accessible, and reconciling information is not available without unreasonable effort, we have not provided reconciliations for forward-looking non-GAAP measures. For the same reasons we are unable to address the probable significance of the unavailable information, which could be material to future results.

EXECUTIVE SUMMARY

Fiscal Fourth Quarter 2020

1. Business Transformation progress continues, contributing to improved earnings versus prior year
2. Gross margin rate increased 300 bps y/y to 25.5%, driven by Lighting Segment (+520 bps y/y)
3. Operating income +$1.6 million y/y to $2.4 million; Adj. EBITDA increased +$1.2 million y/y to $4.5 million
4. Net income of $1.5 million, or $0.06 per diluted share; Adj. net income of $1.7 million, or $0.06 per diluted share
5. Free cash flow of $11.5 million vs. $4.8 million in F4Q19; generated $47.1 million in free cash flow in fiscal 2020
6. Reduced total debt outstanding by nearly $40 million on a TTM basis; $78.5 million of cash and LOC availability as of 6/30/20
7. Exit fiscal 2020 with strong Graphics backlog; six major multi-year programs in-process
8. Accelerating pace of Lighting new product launch activity, including new optics for automotive and sports applications

COVID-19 BUSINESS RESPONSE

Maintaining safe, reliable operations, while reducing operating costs

Employee Safety

- LSI operates as a supplier to customers operating in critical infrastructure industries, as defined by the U.S. Department of Homeland Security
- Strict social distancing protocols and staggered shifts
- Frequently cleaning common space and production spaces throughout the day
- Addition or personal protective equipment
- Remote work option in effect, where possible

Cost Reductions

- Reduced total SG&A by nearly 20% in F4Q20, when compared to F4Q19, driven by disciplined cost management and planned reductions-in-force
- The Company has sufficient liquidity to support the ongoing growth of the business

Business Continuity

- We continue to monitor potential market disruptions resulting from the virus
- To date, all facilities have remained operational with minimal impact to operations and sourcing supply chain
- We are a U.S. based manufacturer whose production facilities have the ability to quickly adjust production schedules, while accommodating the changing requirements of our customers

CONSOLIDATED PERFORMANCE INDICATORS

Improved sales mix and targeted cost reduction contributed to improved profitability

1. Sales decline driven by pandemic-related disruption; Graphics more insulated than Lighting
2. Targeted cost reductions partially offset lower sales resulting from pandemic
3. F4Q20 Adj. EBITDA improved to 7% of sales
4. Q4 Adj. EPS $0.06 versus $0.00 in F4Q19



Total Sales ($MM)
$81.5
$63.5
$328.9
$305.6
F4Q19
F4Q20
FY19
FY20



GAAP / Non-GAAP Diluted Earnings Per Share ($MM)
$0.03
$0.00
$0.06
$0.06
($0.63)
$0.04
$0.36
$0.12
F4Q19
F4Q20
FY19
FY20
Reported EPS
Adjusted EPS



GAAP / Non-GAAP Operating Income ($MM)
($0.3)
$0.8
$1.8
$2.4
($19.9)
$4.0
$13.1
$6.4
F4Q19
F4Q20
FY19
FY20
Reported Operating Income
Adjusted Operating Income



Non-GAAP Adjusted EBITDA ($MM)
$3.3
$4.5
$14.2
$15.0
F4Q19
F4Q20
FY19
FY20

LIGHTING SEGMENT UPDATE

Higher-value sales mix drove gross profit margin expansion

1. Continued strategic focus on higher-margin sales mix within specialty applications
2. Full year Lighting gross profit margin rate +310 bps y/y, offsetting sales volume decline
3. Gross margin expansion supported by improved outdoor/indoor mix and new products
4. Productivity improvements – fixed cost savings from New Windsor sale and operating cost reductions
5. Development/launch activity increased in Fiscal 2020 by nearly 3x vs. fiscal 2019; growth-centric launch plan for fiscal 2021

Lighting Segment Sales ($MM)


$57.2
$40.6
$235.1
$206.2
F4Q19
F4Q20
FY19
FY20

Lighting Segment Adjusted Operating Income ($MM)


$2.7
$2.9
$11.2
$11.6
F4Q19
F4Q20
FY19
FY20

Lighting Segment Adjusted EBITDA ($MM)


$4.5
$4.5
$18.9
$18.3
F4Q19
F4Q20
FY19
FY20

Lighting Segment Adjusted EBITDA Margin (%)


7.9%
11.1%
8.0%
8.9%
F4Q19
F4Q20
FY19
FY20

GRAPHICS SEGMENT UPDATE

Y/Y growth in adjusted operating income, adjusted EBITDA and adjusted EBITDA margin

1. Sales impacted by COVID-related delay in project installation schedules
2. Improved volume and productivity offset by lower initial margins on early stage customer programs
3. Operating income improvement supported by Digital and Retail Print business
4. Strong backlog of demand from key petroleum and QSR customers; multi-year customer commitments unchanged

Graphics Segment Sales ($MM)



$24.3
$22.9
$93.7
$99.4
F4Q19
F4Q20
FY19
FY20

Graphics Segment Adjusted Operating Income ($MM)



$0.8
$2.2
$3.2
$5.9
F4Q19
F4Q20
FY19
FY20

Graphics Segment Adjusted EBITDA ($MM)



$1.2
$2.5
$4.7
$7.3
F4Q19
F4Q20
FY19
FY20

Graphics Segment Adjusted EBITDA Margin (%)



4.8%
10.9%
5.0%
7.4%
F4Q19
F4Q20
FY19
FY20

IMPROVED WORKING CAPITAL MANAGEMENT

20% y/y decline in total working capital driven by inventory reductions

1. Reduced total working capital 9% q/q and 20% y/y
2. Reduced total inventories by 11% on both a y/y and q/q basis
3. Beginning to build inventory ahead of gradual improvement in market conditions



Total Working Capital ($MM)
$63.6
$62.4
$51.6
$56.4
$51.2
F4Q19
F1Q20
F2Q20
F3Q20
F4Q20



Total Inventory ($MM)
$43.5
$43.1
$43.3
$43.6
$38.8
F4Q19
F1Q20
F2Q20
F3Q20
F4Q20

CONTINUED GROWTH IN FREE CASH FLOW

Strong Year-Over-Year Growth In Cash Flow From Operations

1. Increase in cash flow used for further debt reduction and business investment
2. More than $20 million in cash proceeds from asset sales during fiscal 2020
3. Approximately $78.5 million in cash and available liquidity as of 6/30/20

F4Q19 vs. F4Q20 Free Cash Flow ($MM)(1)



$4.8
$11.5
F4Q19
F4Q20

TTM F4Q19 vs. TTM F4Q20 Free Cash Flow ($MM)(1,2)



$47.1
$20.2 in asset sales
$26.9 in cash flow from operations less capex
$8.9
Fiscal 2019
Fiscal 2020

(1) Free cash flow defined as cash flow from operations less total capital expenditures
(2) The Company received $20.2 million in cash proceeds from the sale of the New Windsor and North Canton facilities in F1Q20 and F3Q20, respectively

DISCIPLINED BALANCE SHEET MANAGEMENT

Growth In Free Cash Flow Supports Reduction in Net Debt

1. Reduced debt outstanding by $39.5 million on a y/y basis; no LT debt maturities outstanding

2. Reduced debt provides flexibility for the business as it pursues profitable growth

Net Debt Outstanding ($MM)



$38.6
$21.6
$9.2
$7.1
Net cash Positive
($3.5)
F4Q19
F1Q20
F2Q20
F3Q20
F4Q20

Net Debt / TTM Adjusted EBITDA



2.7 x
1.7 x
0.7 x
0.5 x
LT Debt Free
F4Q19
F1Q20
F2Q20
F3Q20
F4Q20

APPPENDIX

Adjusted Diluted Earnings Per Share

Non-GAAP Reconciliation - In Thousands of Dollars, Except For Per Share Data

	Q4 2019		Q3 2020		Q4 2020	
		Diluted EPS		Diluted EPS		Diluted EPS
Net Income	$ 862	$ 0.03	$ 1,861	$ 0.07	$ 1,513	$ 0.06
Restructuring and plant closure costs (gains)	1,025	0.04	(2,769)	(0.10)	221	0.01
Severance costs	54	-	17	-	184	0.01
Goodwill impairment	(36)	-	-	-	-	-
Transition and re-alignment costs	(3)	-	-	-	-	-
Tax impact from the anticipated sale of new Windsor assets	(1,825)	(0.07)	-	-	-	-
Tax impact due to the change in the estimated annual tax rate used for GAAP reporting purposes	-	-	(174)	(0.01)	(242)	(0.01)
Net Income (Loss) Adjusted	**$ 77**	**$ -**	**$ (1,065)**	**$ (0.04)**	**$ 1,676**	**$ 0.06**

Segment Adjusted Operating Income and EBITDA

Non-GAAP Reconciliation - Thousands of Dollars

Lighting Segment	Q4 2019	Q3 2020	Q4 2020
Net Sales [a]	57,243	49,013	40,559
Operating Income	1,700	1,102	2,712
Restructuring and plant closure costs (gains)	1,033	(23)	-
Severance costs	3	-	149
Adjusted Operating Income	**2,736**	**1,079**	**2,861**
Depreciation and amortization	1,781	1,650	1,625
Adjusted EBITDA [b]	**4,517**	**2,729**	**4,486**
Adjusted EBITDA Margin % [b] / [a]	**7.9%**	**5.6%**	**11.1%**

Graphics Segment	Q4 2019	Q3 2020	Q4 2020
Net Sales [c]	24,279	21,997	22,911
Operating Income	762	4,015	1,824
Restructuring and plant closure costs (gains)	-	(3,044)	324
Severance costs	-	27	19
Adjusted Operating Income	**762**	**998**	**2,167**
Depreciation and amortization	411	347	329
Adjusted EBITDA [d]	**1,173**	**1,345**	**2,496**
Adjusted EBITDA Margin % [d] / [c]	**4.8%**	**6.1%**	**10.9%**

Corporate Segment	Q4 2019	Q3 2020	Q4 2020
Operating Loss	(2,742)	(2,486)	(2,690)
Restructuring and plant closure costs	49	12	5
Severance costs	23	(8)	105
Adjusted Operating Loss	**(2,670)**	**(2,482)**	**(2,580)**
Depreciation and amortization	242	83	69
Adjusted EBITDA	**(2,428)**	**(2,399)**	**(2,511)**

Free Cash Flow

In Thousands of Dollars, Except For Per Share Data

LSI Industries	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020
Net cash flows (used in) provided by operating activities	5,106	6,359	14,544	(3,806)	12,613
Purchases of property, plant, and equipment	(270)	(355)	(764)	(419)	(1,201)
Proceeds from sale of assets	-	12,332	-	7,700	118
Free Cash Flow	**4,836**	**18,336**	**13,780**	**3,475**	**11,530**
TTM Free Cash Flow	**8,873**	**25,669**	**34,940**	**40,427**	**47,121**

Net Debt Outstanding

In Thousands of Dollars, Except For Per Share Data

LSI Industries	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020
Debt	39,541	23,181	10,437	7,919	-
Less:					
Cash	966	1,579	1,248	820	3,517
Net Debt Outstanding	38,575	21,602	9,189	7,099	(3,517)